SUPPLEMENT DATED JULY 1, 2015

TO THE INSTITUTIONAL CLASS PROSPECTUS OF

MATTHEWS ASIA FUNDS

DATED APRIL 30, 2015

For all existing and prospective Institutional Class shareholders of Matthews China Fund (MICFX):

Effective immediately, Andrew Mattock, CFA, previously a Co-Manager of the Matthews China Fund, replaces Richard Gao as the Lead Manager of the Matthews China Fund, and all references to Richard Gao as the Lead Manager of the Matthews China Fund are hereby removed. Henry Zhang, CFA, and Winnie Chwang continue to be Co-Managers of the Matthews China Fund.

Effectively immediately, the following replaces, in its entirety, the information with respect to Andrew Mattock on page 74 under the “Management of the Funds – Portfolio Managers” section:

ANDREW MATTOCK, CFA
Andrew Mattock is a Portfolio Manager at Matthews. Prior to joining the firm in 2015, he was a Fund Manager at Henderson Global Investors for 15 years, first in London and then in Singapore, managing Asia Pacific equities. Andrew holds a Bachelor of Business majoring in Accounting from Australian Catholic University. He began his career at PricewaterhouseCoopers and qualified as a Chartered Accountant. Andrew has been a Portfolio Manager of the Matthews China Fund since 2015.	Lead-Manager Matthews China Fund

Please retain this Supplement with your records.